Notice of Annual Meeting of Shareholders
                                        of
                                 WEIS MARKETS, INC.
                                    June 6, 2000






TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of the Shareholders of Weis Markets, Inc. (the "Company"), will be held on Tuesday, June 6, 2000, at 10:00 a.m., Eastern Standard Time, at Tedd's on the Hill, Routes 11 & 15, Shamokin Dam, Pennsylvania 17876, for the following purposes:

1. To elect eight directors to serve, subject to provisions of the by-laws, until the next Annual Meeting of shareholders or until their respective successors have qualified.
2. To approve the appointment of independent public accountants for the current fiscal year.
3. To act upon such other business as may properly come before such meeting, or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 28, 2000, as the record date for the meeting. Only holders of shares of stock of record at that time will be entitled to vote at the meeting or any adjournments or postponements thereof.

To assure your representation at the meeting, please sign and mail promptly the enclosed proxy, which is being solicited on behalf of the Company. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the meeting.


                       												By order of the Board of Directors,


                       												WILLIAM R. MILLS
                       												Secretary of the Company

May 9, 2000
Sunbury, Pennsylvania

                               WEIS MARKETS, INC.
                                PROXY STATEMENT

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 6, 2000
	This Proxy Statement is submitted with the Notice of the Annual Meeting of Shareholders of Weis Markets, Inc. (the "Company"), to be held Tuesday, June 6, 2000, at 10:00 a.m., Eastern Standard Time, at Tedd's on the Hill, Routes 11 &
15, Shamokin Dam, Pennsylvania 17876, and the form of proxy enclosed with such notice.

                             SOLICITATION OF PROXIES
	The proxy form, which accompanies this statement, is being solicited on behalf of the Company.  Subject to the conditions hereinafter set forth, the shares represented by each proxy executed in the accompanying form of proxy will be voted at the meeting, or any adjournments or postponements thereof, in accordance with the specifications therein made.  Where there is no contrary choice specified, the proxy will be voted  "FOR" each of the proposals as therein specified.  Proxy material will be first sent to shareholders on or about May 9, 2000.

	A proxy executed in the form enclosed may be revoked by the person signing the same at any time before the authority thereby granted is exercised. The revocation may be exercised at any time before the annual meeting by indicating
the revocation in writing.   This revocation should be directed to the Judge of
Elections, Weis Markets, Inc., 1000 South Second Street, Sunbury, Pennsylvania 17801-0471. The proxy may also be revoked by voting in person at the annual meeting or by voting a later dated proxy.

	The Company will provide, without charge, on written request from security holders, copies of the Company's annual report on Form 10-K.

	Expenses related to the solicitation of the proxies for the meeting and the handling and tabulation of proxies received, estimated at $27,000 in total, will be paid by the Company.  Officers, directors, and regular employees of the
Company may solicit proxies personally, by telephone or otherwise, from some shareholders, if proxies are not promptly received, for which they will not receive additional compensation.  The Company may reimburse charges of banks, brokers, and other custodians, nominees, and fiduciaries to send proxy material to the beneficial owners and to secure their voting instructions, if necessary.
It is estimated that such costs will be nominal.

                          YEAR 2001 SHAREHOLDER PROPOSALS
	Shareholders who intend to submit a proposal to be presented at the next annual meeting, which if appropriate, will be included in the Company's next annual
Proxy Statement, must submit a concise written text of the proposal and the reasons therefore to the Secretary at the executive offices on or before
November 1, 2000.

                       MATTERS TO BE ACTED UPON AT THE MEETING
	As the notice of the meeting indicates, the following are the matters to be acted upon at the meeting:

1. Eight directors will be elected at the meeting to hold office, subject to the Company by-laws, until the next annual meeting of shareholders or until their respective successors have qualified.
2. A request for shareholder approval of the appointment of Ernst & Young LLP as the independent public accountants for the Company and its wholly owned subsidiaries.
3. Transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

	The Company's by-laws specify that any matter to be brought before an annual meeting by a shareholder must be received at the principal executive offices of the Company not later than the close of business on the sixtieth day prior to the anniversary date of the immediately preceding annual meeting of shareholders.  Management does not intend to bring any other matters before the meeting, and does not know of any matter, which is eligible for action at the meeting.

                OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

	The holders of Common Stock of the Company of record at the close of business
April 28, 2000 will be entitled to vote on all matters at the meeting.  Each holder of Common Stock will be entitled to one vote for each share of stock so held and to cumulative voting rights in the election of directors.  Under cumulative voting, a stockholder, or the stockholder's proxies, may vote the number of shares of stock owned by the stockholder for as many persons as there are directors to be elected, or may cumulate such votes and give to one or distribute among two or more nominees as many votes as shall equal the number of directors to be elected multiplied by the number of the stockholder's shares of stock.

	Directors are elected by a plurality vote of all votes cast at the meeting.
Abstentions and broker non-votes will be treated as present for purposes of determining a quorum, but will not affect the election of directors or other matters submitted to the vote of shareholders.

	The number of outstanding shares of common stock as of April 28, 2000 is 41,690,907. The presence, in person or by proxy, of at least 20,845,454 shares will constitute a quorum.

	The following persons are known by the Company to be the beneficial owners of more than 5% of its Common Stock, which is its only class of voting securities, on April 28, 2000.  Information contained in the table and footnotes below were derived from filings made with the Securities and Exchange Commission by the beneficial owners.

		      Name and Address	   		       Amount and Nature			   Percent
             	of     			               of Beneficial			        of
		      Beneficial Owner			              Ownership		        	Class
 -------------------------------     ------------------     -------
	Robert F. Weis	                       12,761,411	(1)	        30.6
		c/o Weis Markets, Inc.
		1000 South Second Street
		Sunbury, PA 17801-0471

	Janet C. Weis	                         8,132,411	(2)	        19.5
		43 South Fifth Street
		Sunbury, PA 17801-0471

	Weis Family Holdings, L.P.	            8,087,773	(3)	        19.4
		919 North Market Street, Suite 200
		Wilmington, DE 19801

	Weis Family Holdings, L.L.C.	          8,087,773	(4)	        19.4
		919 North Market Street, Suite 200
		Wilmington, DE 19801

	Michael M. Apfelbaum	                  3,809,009	(5)	         9.1
		43 South Fifth Street
		Sunbury, PA 17801

	Ellen W. P. Wasserman	                 3,524,424	(6)	         8.5
		c/o Weis Markets, Inc.
		1000 South Second Street
		Sunbury, PA 17801-0471

	Susan Weis Mindel	                     3,490,216	(7)	         8.4
		43 South Fifth Street
		Sunbury, PA 17801

	Ellen Weis Goldstein	                  3,476,044	(8)	         8.3
		43 South Fifth Street
		Sunbury, PA 17801

		     Name and Address      			     Amount and Nature			    Percent
           		of			                     of Beneficial			         of
     		Beneficial Owner	 		              Ownership			         Class
 ------------------------------      -----------------       -------
	Nancy Weis Wender	                     3,381,463	(9)	         8.1
		43 South Fifth Street
		Sunbury, PA 17801

	Sidney Apfelbaum	                      2,598,903	(10)	        6.2
		43 South Fifth Street
		Sunbury, PA 17801

	Mellon Bank Corporation	              13,963,295	(11)	       33.5
		One Mellon Bank Center
		Pittsburgh, PA  15258


Footnotes:
----------
(1) Robert F. Weis has sole voting and dispositive power as to all 12,761,411 shares listed. This amount includes 6,649,087 shares held in trust under the Will of Harry Weis, with Mellon Bank Corporation and Robert F. Weis as co-trustees.

(2) Janet C. Weis has sole voting and dispositive power as to all 8,132,411 shares listed. This amount includes 8,087,773 shares held by the Weis Family Holdings, L.L.C. (the "LLC").

(3) The Weis Family Holdings, L.P. (the "Partnership") is principally engaged in holding shares of Common Stock of the Company. The Weis Family Holdings, L.L.C. is the sole general partner of the Partnership and has sole voting and dispositive power as to all assets held in the Partnership.

(4) The Weis Family Holdings, L.L.C. is the sole general partner of the Weis Family Holdings, L.P. and is principally engaged in managing the affairs of that partnership. Janet C. Weis is the sole Manager of the LLC. Janet
    C. Weis has a 52% interest in the LLC, Susan Weis Mindel, Ellen Weis Goldstein and Nancy Weis Wender each have a 16% interest in the LLC.
    Janet C. Weis has sole voting and dispositive power as to all shares listed.

(5) Michael M. Apfelbaum has sole voting power as to 27,064, shared voting power as to 3,781,945, sole dispositive power as to 3,088 and shared dispositive power as to 3,781,945. Of the aggregate amount listed, Mr. Apfelbaum shares voting and dispositive powers as to 3,781,945 shares as a co-trustee with Susan Weis Mindel, Ellen Weis Goldstein and Nancy Weis Wender in various Claire Weis Trusts held at Mellon Bank Corporation.

(6) Ellen W. P. Wasserman has sole voting and investment power as to all 3,524,424 shares listed.

(7) Susan Weis Mindel has sole voting and dispositive power as to 724,085 shares. Mrs. Mindel shares voting and dispositive power as to 127,662 shares with Nancy Weis Wender and Ellen Weis Goldstein as co-trustees of the Janet Weis Trusts; shares voting and dispositive power as to 112,196 shares with her children as co-trustee of certain trusts for the benefit of such children; shares voting and dispositive power as to 627,836 shares with Michael Apfelbaum as co-trustees of one of the Claire Weis Trusts; and shares voting and dispositive power as to 1,898,437 shares with Michael Apfelbaum, Nancy Weis Wender and Ellen Weis Goldstein as co-trustees of one of the Claire Weis Trusts.

(8) Ellen Weis Goldstein has sole voting power as to 737,444 shares and sole dispositive power as to 739,727 shares. Mrs. Goldstein shares voting and dispositive power as to 127,662 shares with Susan Weis Mindel and Nancy Weis Wender as co-trustees of the Janet Weis Trusts; shares voting and dispositive power over 4,555 shares with Joseph I. Goldstein; shares voting and dispositive power as to 77,627 shares with her children as co-trustee of certain trusts for the benefit of such children; shares voting and dispositive power as to 627,836 shares with Michael Apfelbaum as co-trustees of one of the Claire Weis Trusts; and shares voting and dispositive power as to 1,898,437 shares with Michael Apfelbaum, Susan Weis Mindel and Nancy Weis Wender as co-trustees of one of the Claire Weis Trusts.

(9) Nancy Weis Wender has sole voting and dispositive power as to 727,528 shares. Ms. Wender shares voting and dispositive power as to 127,662 shares with Susan Weis Mindel and Ellen Weis Goldstein as co-trustees of the Janet Weis Trusts; shares voting and dispositive power as to 627,836 shares with Michael Apfelbaum as co-trustees of one of the Claire Weis Trusts; and shares voting and dispositive power as to 1,898,437 shares with Michael Apfelbaum, Susan Weis Mindel and Ellen Weis Goldstein as co-trustees of one of the Claire Weis Trusts.

(10) Sidney Apfelbaum has sole voting and dispositive power as to 2,409,313 shares, which includes 2,408,526 shares held in the Charles B.
     Degenstein Foundation Charitable Deed of Trust at Mellon Bank Corporation. Mr. Apfelbaum shares voting and dispositive power as to 18,000 shares with Mellon Financial Corporation, Mellon Bank, N.A. and Walter Zweifler as co-trustees of the Zweifler Family Trusts; shares voting and dispositive power as to 147,614 shares with Mellon Financial Corporation, Mellon Bank, N.A and Lore Degenstein as co-trustees of the Lore
     Degenstein Trusts; and shares dispositive power as to 23,976 shares with his wife.

(11) Of the total 13,963,295 shares listed, Mellon Bank Corporation has sole voting power as to 720,618, shared voting power as to 6,456,841, sole dispositive power as to 750,387, and shared dispositive power as to 13,211,908. (See the above footnotes for Weis family trust holdings held at Mellon Bank Corporation.)

End Footnotes.
------------------------------------------------------------------------------

                            ELECTION OF DIRECTORS

	The following is a concise statement of information concerning directors proposed by the Company as nominees, together with certain other information with respect to such nominees:
                   			                                    											  Shares of Stock
                                                            														  of the
                         								Period						                              Company			      Percent
						                           		of			            Principal			      Beneficially Owned			   of
		     Name	     		     Age			Directorship  	      Occupation			       on Dec. 31, 1999			  Class
 --------------------   ----  ------------   -----------------------  ------------------   -------
	Robert F. Weis	         80	      1947	          Chairman of the	         12,761,411	        30.6
 			                            to date	        Board & Treasurer

	Norman S. Rich	         62	      1991	             President	                23,373	           *
                               	to date

	William R. Mills	       43      	1996	      Vice President Finance    	       2,000	           *
                             			to date	           & Secretary

	Jonathan H. Weis	       32	      1996	     Vice President Property	          88,020	           *
                             			to date	   Management and Development

	Michael M. Apfelbaum	   39	      1996	        Partner, Apfelbaum          3,809,009	         9.1
                             			to date	     Apfelbaum & Apfelbaum
                                            				Attorneys at Law

	Joseph I. Goldstein	    57	      1995	              Partner,	                10,097	           *
                             			to date	   Kirkpatrick and Lockhart LLP
                                              		Attorneys at Law

	Jeffrey E. Perelman	    50	       NA	       Chief Executive Officer        	     -0-	        0.0
                                            			JEP Management, Inc.

	Richard E. Shulman	     60	      1994	             President	                   222	           *
                             		 to date	         Industry Systems
                                              				Development Co.


                                       5

                                                         						 			 			Shares of Stock
                                                             													  of the
                        								Period						                               Company			       Percent
						  	                        	of			             Principal		      	Beneficially Owned			   of
	      	Name         			Age			Directorship		       	Occupation	     		 on Dec. 31, 1999			   Class
 --------------------   ----  ------------   -----------------------  ------------------   --------
 All 14 Directors and
	Officers as a Group				                                                  16,748,323	         40.2

* Owns less than 1% of class.

	Robert F. Weis. The Company has employed Mr. Weis since 1946. Mr. Weis served as Vice President-Treasurer from 1961 through August of 1994 at which time he was appointed Co-Chairman & Treasurer. In January of 1995, Mr. Weis was appointed Chairman & Treasurer. Robert F. Weis is the father of Director, Jonathan H. Weis, and brother of Ellen W. P. Wasserman who is also a beneficial owner of more than 5% of the Company's Common Stock. Mr. Weis has been a member of the Board of Directors since 1947. Mr. Weis also serves as a member of the Board of Trustees of the Sunbury Community Hospital.

	Norman S. Rich. The Company has employed Mr. Rich since 1964. Mr. Rich served as Vice President-Store Operations from 1980 until April 1992, when he became Vice President-Secretary of the Company. During the year 1994, Mr. Rich became President of the Company. Mr. Rich has been a member of the Board of Directors since 1991. Mr. Rich also serves on the Board of Trustees of Evangelical Community Hospital and as a Director of the Food Marketing Institute.

	William R. Mills.  The Company has employed Mr. Mills since 1992.  Mr. Mills served as Vice President Finance from 1992 through January 1995, at which time he became Vice President Finance & Secretary of the Company.  Mr. Mills has
been a member of the Board of Directors since 1996.

	Jonathan H. Weis. The Company has employed Mr. Weis since 1989. Mr. Weis served the Company in various capacities, including Director of Property Management and Development, until July 1996, at which time he was appointed as Vice President Property Management and Development. Jonathan H. Weis is the son of Director, Robert F. Weis. Mr. Weis has been a member of the Board of Directors since 1996. Mr. Weis also serves on the Board of Trustees of Susquehanna University.

	Michael M. Apfelbaum. Mr. Apfelbaum is engaged in the private practice of law as a Partner with the firm of Apfelbaum, Apfelbaum & Apfelbaum. Mr.
Apfelbaum serves as Co-Counsel for the Charles B. Degenstein Foundation and as City Solicitor to the City of Sunbury. Mr. Apfelbaum has been a member of the Board of Directors since 1996.

	Joseph I. Goldstein.  Mr. Goldstein is engaged in the private practice of law as a Partner with the firm of Kirkpatrick and Lockhart LLP, Washington, D.C.
Prior to joining Kirkpatrick and Lockhart LLP in 1999, Mr. Goldstein was a
Partner with the firm of Crowell & Moring, Washington, D.C.  Prior to joining
Crowell & Moring in 1995, Mr. Goldstein was an Associate Director of the
Division of Enforcement, United States Securities and Exchange Commission.
Mr. Goldstein has been a member of the Board of Directors since 1995.  Mr.
Goldstein is married to Ellen Weis Goldstein, is the son-in-law of Janet C.
Weis, brother-in-law of Susan Weis Mindel and brother-in-law of Nancy Weis
Wender; each of whom are beneficial owners of more than 5% of the Company's
Common Stock.

	Jeffrey E. Perelman.  Mr. Perelman has served as Chief Executive Officer of:
DentalEZ Group, Columbia Dentoform, Schiller-Pfeiffer, Inc., Newton Tool &
Mfg. Company, General Machine Corporation, United Ammunition Container and
JEP Management, Inc.  Mr. Perelman has served as Chief Executive Officer of
Den-Tal-EZ Alabama, Inc. since 1997 and as Chief Executive Officer of Mantis
Europe, Inc. since 1995.  Mr. Perelman is also active in various philanthropic endeavors.

	Richard E. Shulman. Mr. Shulman serves as President of Industry Systems Development, Co., a consulting firm. He has expertise in the business of supermarket chains, food wholesalers and technology companies. Mr. Shulman has been a member of the Board of Directors since 1994.

	The Company believes that the proposed nominees for election as directors are willing to be elected as such, and it is intended that the person named in the accompanying form of proxy or their substitutes will vote for the election of these nominees, unless specifically instructed to the contrary. However, if any nominee, at the time of the election, is unable or unwilling to serve, or is otherwise unavailable for election, and in consequence other nominees are designated, the persons in the proxy or their substitutes shall have discretion or authority to vote or refrain from voting in accordance with their judgment on the other nominees. The Company has no nominating committee.

	The Board has determined to seek the addition of two more independent directors and has decided to retain an independent search firm to advise the Company about compensation for and identification of independent director candidates. When additional independent directors have been identified and the Board has reached a determination concerning when candidates should be appointed, the Board anticipates that it will expand the size of the Board to accommodate their membership (which the Board has the power to do under the Company's by-laws), and appoint such additional directors to fill the vacancies so created. Under the Company's by-laws, directors so appointed serve until their successors are elected by the shareholders at an annual or special meeting of shareholders.

                         COMPENSATION OF DIRECTORS

	Standard Arrangements: With respect to fiscal 1999, all non-employee Directors received an annual retainer of $16,000, and an additional $1,000 for each regular meeting attended.  The Company's Board held four regular meetings during 1999.  Messrs. Michael M. Apfelbaum, Joseph I. Goldstein and Richard E.
Shulman attended all four of the regular meetings and each received $20,000 in total compensation for their participation.  All other directors attended the regular meetings without remuneration.

	The Audit Committee: The Audit Committee acts independently to review the scope and results of the independent auditors' engagement and reviews the adequacy of the Company's internal accounting controls. The 1999 Audit
Committee of the Board of Directors was composed of Messrs. Michael M.
Apfelbaum, Joseph I. Goldstein and Richard E. Shulman. Mr. Shulman served as Chairman of the Audit Committee. Each non-employee member of the Audit
Committee receives $700 for each audit committee meeting attended. During fiscal 1999, all three non-employee committee members attended all four of the Audit Committee meetings held and were compensated $2,800 each for their participation.

	The Compensation Committee: The Compensation Committee is responsible for developing policies and making recommendations about compensation of officers. The 1999 Compensation Committee of the Board of Directors was composed of Messrs. Michael M. Apfelbaum, Joseph I. Goldstein, Richard E. Shulman and
Robert F. Weis.  Mr. Weis served as Chairman of the Compensation Committee.
Each non-employee Director of the Compensation Committee received an annual retainer of $700 for their participation. The Compensation Committee held one meeting during the fiscal year and all members attended.

            COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

	The 1999 Compensation Committee of the Board of Directors was composed of Messrs. Michael M. Apfelbaum, Joseph I. Goldstein, Richard E. Shulman and
Robert F. Weis.  Robert F. Weis is an officer of the Company.  Messrs.
Apfelbaum, Goldstein and Shulman were not officers or employees of the Company or had any relationship with the Company requiring disclosure under the Securities and Exchange Commission regulations.

	Other Arrangements: Mr. Michael M. Apfelbaum, a director of the Company, is a partner in the legal firm of Apfelbaum, Apfelbaum and Apfelbaum.  Mr.
Apfelbaum's firm provided legal services to the Company during 1999.
Remuneration received by Mr. Apfelbaum's firm for services rendered to the
Company was not material to the registrant or to the directors' firm.

	Central Properties, Inc., a Pennsylvania corporation ("Central Properties"), owns the land under a Company store and an adjacent parking lot in Lebanon,
Pennsylvania. Central Properties leases these properties to the Company for rent payments, which totaled $79,969 in 1999. The stockholders of Central
Properties include Robert F. Weis, Chairman of the Board of Directors and
Treasurer of the Company, Michael M. Apfelbaum and certain of his family members, Joseph I. Goldstein and Jonathan H. Weis, each of whom is a director of the Company.

	As noted above, the Board has determined to review the Compensation of the Company's independent directors with the assistance of any outside consultant, and may determine to increase or otherwise alter such compensation in connection with the addition of additional independent directors prior to the 2001 Annual Meeting of Shareholders.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

 The Executive Compensation Committee of the Board of Directors believes that the primary objective of the Company's executive compensation policies should be to attract and retain qualified executives, which is critical to the on-going success of the Company. The executive compensation program is based upon factors that are subjective in nature and are in the best interests of the Company and ultimately the shareholders. The Committee's primary objective is achieved by providing appropriate compensation and incentives that are comptitive with executives at selected peer companies of comparable size and position in the retail business, while keeping compensation in line with the financial objectives of the Company. The Committee recognizes the fact that the Company is engaged in a highly competitive industry and thus annually examines market compensation levels and trends in the labor market.

 The Committee, through a review process with the President's written evaluation of executives other than the Chairman and the President, subjectively evaluates the performance of senior management. The reports include a review of each executive's performance for the most recent fiscal year. In addition, senior management is orally evaluated by the President as to their efforts and accomplishments throughout the period from information deemed relevant both internally and in light of the competitive position of the Company in the industry. These evaluations include qualitative factors such as the individuals' decision-making responsibilities, the professional experience required to perform given tasks, and their leadership and team-building skills. Although executive compensation is not specifically related to corporate performance, the overall performance of the Company is a consideration in determining executive compensation. The Chairman and President reported that the executives substantially met their objectives during the most recent fiscal year. The committee determined the President's compensation based on subjective and qualitative considerations, which include the overall financial and operational success of the Company and also approved the continuation of the Chairman's compensation.

	Employment and Severance Agreements.  The Committee notes that the President and Vice President Finance & Secretary have employment agreements with the
Company.  These agreements specify the terms of employment, including pay factors through the year 2004.  The agreements provide that employment shall be at will, but if employment is terminated without cause, or the officer resigns for good reason, the officer shall receive his remaining salary and all benefits payable under the agreement.  The agreements include a covenant not to compete clause, which is limited by time and geography.

 On December 17, 1999, the Special Committee of the Board of Directors, which did not include Mr. Apfelbaum and Mr. Goldstein, entered into retention/ severance agreements with the Vice President of Private Label and Vice President of Pharmacy, as well as nine other key company executives, excluding employee members of the Board. These agreements last through the year 2003 and include a one-time stay payment bonus equal to 50% of their annual base salary rate payable if they remain employed by the Company through January 1, 2001. The Special Committee felt that it was necessary to enter into these agreements so as to assure the retention of key management personnel in light of the strategic uncertainty that then faced the Company. The Compensation Committee did not review and had no role in the approval of these retention/severance agreements.

	Respectfully submitted by the Executive Compensation Committee,


         Robert F. Weis, Committee Chairman

         Michael M. Apfelbaum

         Joseph I. Goldstein

         Richard E. Shulman

	Executive Compensation - The following table sets forth, with respect to the last three completed fiscal years, the compensation of the current Chairman of the Board & Treasurer, the President of the Company and the next three highest compensated executive officers of the Company in 1999.  The determination as to which executive officers to include in the table are based upon total annual salary and bonus exceeding $100,000 in the last completed fiscal year.

                           SUMMARY COMPENSATION TABLE
                                                          			         Long Term
                                                      					         Compensation
                                    		Annual Compensation		            Awards
                               --------------------------------   ---------------
                                                 																	   Securities
                                													      Other Annual			   Underlying			    All Other
	 Name and Principal   						  Salary			  Bonus		  Compensation			    Options /			  Compensation
     		Position		       Year 	   ($)			    ($)		    	  ($)			         SARs (#)			        ($)
---------------------   ----   -------   -------   ------------   ---------------   ------------
 Robert F. Weis	        1999	  500,000	      --	           --	        --	/	--	          4,600
 	Chairman of the	      1998	  500,000	      --	           --	        --	/	--	          4,821
		Board & Treasurer	    1997	  460,000	      --	           --	        --	/	--	          5,282

	Norman S. Rich	        1999  	410,000	   6,150       	25,781	    27,211	/	10,000	     36,127
		President	            1998	  380,000	   5,700	       17,833	     2,789	/	 7,500	     26,344
			                     1997	  350,000	   5,355	        4,125	     3,000	/	 6,000	     26,797

	William R. Mills	      1999	  188,000	   2,820	       10,313	     3,000	/	 3,500	     13,022
		Vice President	       1998	  175,500	   2,633	        8,917	     2,000	/	 3,000	     13,235
		Finance & Secretary   1997	  160,500   	2,456	        2,750	     2,000	/	 3,000	     13,677

	Walter B. Bruce	       1999	  128,000	   1,920	        6,875	       300	/	 2,000	     12,237
		Vice President 	      1998	  122,583	   1,839	        6,242	       300	/	 2,000	     12,217
		Private Label	        1997	  117,667	   1,800	        2,475	       300	/	 2,100	     12,287

	Richard L. Kunkle	     1999	  115,000	   1,725	        4,125	       300	/	 1,200	     11,645
		Vice President	       1998	  109,583	   1,644	        3,567       	300	/ 	1,200	     11,603
		Pharmacy	             1997	  104,583	   1,600        	1,375	       300	/	 1,200	     11,658

	Leslie H. Knox	        1999   	65,667	      --	           --        	--	/	    --	         --
		Vice President	       1998	  191,167	   2,868	        3,567     	2,789	/	 1,500	      6,219
		Merchandising	        1997	  182,917	   2,799	        1,375     	3,000	/	 1,200	      6,923

	Mr. Leslie H. Knox terminated his employment with the Company in April 1999.
"Other Annual Compensation" consists solely of payments on stock appreciation rights.  There are no perquisites to report.  "All Other Compensation"
consists of the vested and non-vested benefits in the profit sharing, employee stock bonus, supplemental retirement and retirement benefit savings plans.  The current year retirement amounts were estimated by outside actuaries for purposes of this report.

	Stock Appreciation Rights.  The Company maintains a Stock Appreciation Rights program for certain of its officers and other key executives.  Under this program, participants are granted rights equivalent to shares of Company stock.
The rights expire in one year, at which time the value of any appreciation from the original date of issue is paid in cash to the participant.  No stock is distributed to the participant and there are no plan provisions for reload or tax-reimbursement features.

	Stock Options. The Company has an Incentive Stock Option Plan. Under the terms of the plan, options are granted for shares of the Company's common stock based on the market value at the date of grant and may be exercised immediately. There are no plan provisions for reload or tax-reimbursement features. The following table contains all material information concerning stock options and stock appreciation rights granted to the named executives in the fiscal year ended December 25, 1999.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                                          				Potential Realizable
                                                                          		    Value at Assumed
                                                                        		   			Annual Rates of
                                                                        	 	  	 		 Stock Price
                                                                        					   Appreciation for
                             		Individual Grants			                               Option Terms
 -------------------------------------------------------------------------   ---------------------
                  					Number of		   	% of Total
                  					Securities			 Options/SARs			Exercise
                  					Underlying			  Granted to			  or Base
	                 				Options/SARs			Employees in			  Price			  Expiration
     		Name			         Granted (#)			 Fiscal Year			($/Share)			   Date	   		  5% ($)			  10% ($)
 ------------------   ------------   ------------   ---------   ----------   ---------   ---------
	Norman S. Rich	         20,000     	   47.9%     	  37.9375	    7/31/2009	   477,174	   1,209,252
                     	    7,211 /	      17.3% /	     35.5625	    4/05/2009	   161,275	     408,701
                 	       10,000	        18.1%	       37.7500	    8/01/2000	    18,875	      37,750

	William R. Mills     	   3,000 /	       7.2% /	     37.9375	    7/31/2009	    71,576	     181,388
                  	 	     3,500         	6.3%	       37.7500	    8/01/2000	     6,606	      13,213

	Walter B. Bruce	           300 /	        .7% /	     37.9375	    7/31/2009	     7,158	      18,139
                        		2,000	         3.6%	       37.7500	    8/01/2000     	3,775	       7,550

	Richard L. Kunkle	         300 /	        .7% /	     37.9375	    7/31/2009	     7,158	      18,139
                          1,200	         2.2%	       37.7500	    8/01/2000	     2,265	       4,530

	The following table summarizes stock options and stock appreciation rights exercised during 1999 and presents the value of unexercised options and stock appreciation rights held by the named executives at fiscal year end. The closing price of the stock at the fiscal year end was $42.8750.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                           AND FY-END OPTION/SAR VALUES
                                                       					 							Number of
                                                      					 							Securities			       Value of
                                                      				 								Underlying			      Unexercised
                                                     														Unexercised			     In-the-Money
                                                     														Options/SARs			    Options/SARs
                                                    														at FY-End (#)			   at FY-End ($)

                        								Shares Acquired	     Value		    	 Exercisable/			    Exercisable/
		     Name	       	  	Type   		on Exercise (#)		 Realized ($)			 Unexercisable			   Unexercisable
 ------------------   -------   ---------------   ------------   ---------------   -----------------
	Norman S. Rich	      Options	       1,000	          13,094	     40,750	/	     0	   316,933	/	     0
                     		SARs	         7,500	          25,781	          0	/	10,000	         0	/ 51,250

	William R. Mills	    Options	           -	               -	      9,000	/	     0	    79,688	/	     0
                     		SARs	         3,000	          10,313	          0	/	 3,500	         0	/ 17,938

	Walter B. Bruce      Options	         750	          17,542	        900	/	     0	     7,050	/	     0
                     		SARs	         2,000           	6,875	          0	/	 2,000	         0	/	10,250

	Richard L. Kunkle	   Options	           -	               -      	1,700	/     	0	    18,650	/	     0
                     		SARs         	1,200	           4,125	          0	/	 1,200	         0	/	 6,150

                               RETIREMENT PLANS

	Profit Sharing Plan. The Company maintains, at its sole expense, a Profit Sharing Plan for certain salaried employees, store management and administrative support personnel. The purpose of the Plan is to enhance employee opportunities for their dedication and loyal service to the Company. The Board of Directors annually determines the amount of contribution to the Plan at its sole discretion. The contribution is allocated among the various plan participants in relationship to their compensation and years of service. Plan participants are 100% vested in their accounts after 7 years of service with the Company and are entitled to receive a distribution of their vested accounts upon termination of employment, including retirement, disability or death.

	Employee Stock Ownership Plan.  The Company maintains, at its sole expense, an
Employee Stock Ownership Plan for certain salaried employees.  The purpose of the Employee Stock Ownership Plan is to give eligible employees the pride of ownership in the Company.  Eligible employees become participants at the beginning of the plan year following the two-year anniversary date of their employment, subject to break in service provisions.  The Board of Directors annually determines the amount of contribution to the Plan at its sole
discretion.   The entire contribution is applied toward the purchase of the
Company's stock and is distributed among participant accounts in relationship to their compensation.  Every participant is fully vested.  Vested interests in plan assets are distributed to participants upon reaching the applicable retirement age.

	Retirement Savings Plan. The Company maintains a Retirement Savings Plan pursuant to Section 401(k) of the Internal Revenue Code. Employees become eligible to participate once they complete one year of eligibility service and attain the age of 21. On a quarterly basis, the Company contributes into the plan at the rate of 25% of the employees first 4% of elective deferral.
Plan participants are 100% vested in their accounts after 7 years of service with the Company and are entitled to receive a distribution of their vested accounts upon termination of employment, including retirement, disability or death.

	Supplemental Retirement Plans. The Company maintains a non-qualified supplemental retirement plan for certain of its officers. The benefits are determined through actuarial calculations dependent on the age of the recipient. The benefit payable on an annual basis to Robert F. Weis would be $449,396 if he had retired as of the date of this Proxy.

	The Company also maintains a second non-qualified supplemental retirement plan for certain of its employees. This Plan is designed to provide retirement benefits and salary deferral opportunities because of the limitations imposed by the Internal Revenue Code and the Regulations implemented by the Internal Revenue Service. Participants in this plan are excluded from participation in the qualified Profit Sharing or Employee Stock Ownership plans. The Board of Directors annually determines the amount of the allocation to the Plan at its sole discretion. The allocation among the various plan participants is made in relationship to their compensation, years of service and job performance. Plan participants are 100% vested in their accounts after 7 years of service with the Company. Benefits are distributed among participants upon reaching the applicable retirement age. Substantial risk of benefit forfeiture does exist for participants in this Plan.

                        SHAREHOLDER RETURN PERFORMANCE

	The following line graph compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the S&P Composite-500 Stock Index and the cumulative total return of a published group index for the Retail Grocery Stores Industry, (Peer Group), provided by Value Line, Inc., for the period of five fiscal years. The graph depicts $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in Weis Markets, Inc., common stock, S&P 500, and the Peer Group. The cumulative total return assumes reinvestment of dividends.

                     COMPARATIVE FIVE-YEAR TOTAL RETURNS


     (NOTE: This area contains a line graph depicting the table below.)



                  	1994    	1995    	1996    	1997	    1998    	1999
                  ------   ------   ------   ------   ------   ------
Weis Markets	    	100.00	  120.60	  140.00	  158.31	  180.78	  207.97
S&P 500		         100.00  	137.50	  169.47	  226.03	  290.22	  349.08
Peer Group		      100.00	  129.72	  179.29	  252.06	  383.59	  311.56


	The following line graph, generated from information provided by Value Line,
Inc., compares net income as a percentage of sales, between the Company and its Peer Group.  This graph highlights the ability of management to generate more income per sale than the average grocery chain over the years, thus increasing net worth for shareholders.


                   COMPARATIVE TEN-YEAR INCOME PERCENTAGES



     (NOTE: This area contains a line graph depicting the table below.)



              1990  1991  1992  1993  1994  1995  1996  1997  1998  1999
              ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
Weis Markets  6.82% 6.23% 5.64% 5.06% 4.90% 4.82% 4.50% 4.30% 4.48% 3.98%
Peer Group    1.30% 1.18% 0.75% 1.01% 1.41% 1.81% 1.94% 1.27% 2.00% 1.49%


                             APPROVAL OF AUDITORS

Subject to ratification by the shareholders, the Board of Directors of the Company has appointed Ernst & Young LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year 2000. Representatives of the firm of Ernst & Young LLP will be on premise during the Annual Meeting of Shareholders. The Audit Committee and the Board of Directors recommend that the shareholders vote "FOR" such ratification of proposal number two.


                    															By order of the Board of Directors,


                    															WILLIAM R. MILLS
												                    			Secretary of the Company

Dated: May 9, 2000

                                 APPENDIX A

                                 PROXY CARD

FRONT SIDE OF PROXY CARD:
------------------------------------------------------------------------------
1. Election of Directors Nominees  Robert F. Weis
                                   Norman S. Rich
                                   William R. Mills
                                   Jonathan H. Weis
                                   Michael M. Apfelbaum
                                   Joseph I. Goldstein
                                   Jeffrey E. Perelman
                                   Richard E. Shulman

2. Proposal to approve the appointment of Ernst & Young LLP as the independent public accountants of the corporation.

------------------------------------------------------------------------------

REVERSE SIDE OF PROXY CARD:
------------------------------------------------------------------------------
                                   WEIS MARKETS, INC.
                                1000 South Second Street
                               Sunbury, Pennsylvania 17801

                     THIS PROXY IS SOLICITED ON BEHALF OF THE ISSUER

The undersigned hereby appoints Robert F. Weis and Norman S. Rich, and each of them, with the power of substitution, the proxies, to vote as designated on the reverse side, all the shares which the undersigned held on record April 28, 2000 at the Annual Meeting of the stockholders at the above address at 10:00 a.m. on June 6, 2000 and any adjournment thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

The shares represented by this proxy, duly executed, will be voted. In the event instructions are given in the spaces provided, they will be voted in accordance therewith; If no direction is made, this proxy will be voted FOR all the nominees listed and proposal 2. If necessary, cumulative voting rights will be exercised to secure the election of as many as possible of the Board of Directors' nominees.